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                       METROPOLITAN LIFE INSURANCE COMPANY

                      SECURITY EQUITY SEPARATE ACCOUNT 13

                INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE POLICY

                       Supplement dated February 22, 2005

                    To the Prospectus dated November 3, 2003



        Metropolitan Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove the Variable Insurance Products Fund High Income Portfolio as a variable investment option ("Existing Fund") and substitute the Met Investors Series Trust Lord Abbett Bond Debenture Portfolio ("Replacement Fund"). The sub-adviser for the Existing Fund is Fidelity Management & Research Company. The sub-adviser for the Replacement Fund is Lord Abbett & Co., LLC. To the extent that the Replacement Fund is not currently available as an investment option under your policy, the Replacement Fund will be added as an investment option on or before the date of the substitution.

        The Company believes that the proposed substitution is in the best interest of policy holders. The Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about May 1, 2005.

Please note that:

        - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

        - The elections you have on file for allocating your account value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

        - You may transfer amounts in your Policy among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy.

        - If you make one transfer from the Existing Fund before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

        - On the effective date of the substitution, your account value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

        -       There will be no tax consequences to you.


        Following the substitution, we will send you a prospectus for Met Investors Series Trust as well as notice of the actual date of the substitution and confirmation of transfers.

        Please contact us at 314-525-9372 or 732-602-6400 if you have any questions.